UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            _____________________

                                  FORM 8-K
                            _____________________


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         COMMISSION FILE NO.: 0-25380



                        Date of Report: March 27, 2006



                        ULTRADATA SYSTEMS, INCORPORATED
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                                         43-1401158
  -------------------------------------------------------------------------
  (State of other jurisdiction of                         (IRS Employer
   incorporation or organization                       Identification No.)


       1240 Dielman Industrial Court, St. Louis, MO         63132
       -------------------------------------------------------------
       (Address of principal executive offices)           (Zip Code)


                                (314) 997-2250
              ---------------------------------------------------
              (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  Unregistered Sale of Equity Securities

     In 19 transactions taking place between October 10, 2005 and March 27, 2006, Ultradata has sold a total of 3,571,192 shares of common stock to Golden Gate Investors, Inc. The shares were sold for a total of $90,500, consisting of (a) conversion of $75,500 in principal amount of a convertible debenture that Ultradata sold to Golden Gate in February 2005 and (b) payment of $15,000 upon exercise of a warrant that Ultradata issued to Golden Gate in February 2005. There are now 11,069,335 shares of Ultradata common stock outstanding.

     Further information about the derivative securities held by Golden Gate is available in Ultradata's registration statement on Form SB-2 (File No. 333-123746).

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ULTRADATA SYSTEMS, INCORPORATED
Dated: March 28, 2006
                                        By:  /s/ Monte Ross
                                        -----------------------------------
                                        Monte Ross, Chief Executive Officer